September 4, 1998


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                           Re: Professionally Managed Portfolios
                                            File No. 811-03758
                                            CIK No. 0000720498

Dear Sir or Madam:

On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Annual Report to shareholders of the Matrix/LMH Value Fund series of the Registrant for the twelve month period ended June 30, 1998.

If you have any questions, please contact me at (602) 952-1100.

Sincerely yours,


Robert H. Wadsworth

                                  Annual Report







                             MATRIX/LMH VALUE FUND














                                  June 30, 1998






                                560 Hudson Street
                          Hackensack, New Jersey 07601

                                MATRIX/LMH VALUE FUND
                                                                 August 18, 1998

     Dear Fellow Shareholder:

         I am pleased to enclose our report and commentary concerning the Fund for the past year, including the second quarter of 1998.

         The twelve months ending June 30, 1998 were strong if one was invested in the largest companies. For broad market investors, however, results have been attractive but not at the same level as for the "mega" stocks.

         During the past 12 months, the Fund accomplished many of the objectives outlined in our August 20, 1997 correspondence.

         o Shareholder wealth continued to grow as the Net Asset Value closed the quarter at $32.90, a +12.56% total return for the past 12 months and +6.61% since the beginning of 1998.

         o The Fund continued to operate in a tax efficient manner. While we have had significant increases in Net Asset Value during the two years of Matrix's stewardship, these capital gains did not result in a tax burden for our investors as we continued to use the Fund's tax loss carryforward.

         o We have increased the Fund's level of communication with Shareholders through our quarterly reports and our website. In the future, we expect to put our market commentaries, discussions about stocks and other timely information on the website. Investors can access Net Asset Value updates as well. The Fund's address is matrixlmh.com.

         o We continue to own a portfolio of quality businesses selling at well below market valuations. We believe this formula should allow for long-term growth of assets and less-than-market risk in volatile environments.

         o Matrix Partners and Associates as well as our friends and family continue to increase their holdings in the Fund.

         o The Fund's expense ratio continues to decrease and currently stands at 1.23% after expense reimbursement.

         Most recently, in the second quarter of 1998, the Fund had a slightly negative quarter, much like the overall stock market. However, we believe that many of the investments made during this period will bear profitable fruit in the future. (Please see our Capital Market Commentary for a thorough discussion about our portfolio, as well as the current investment environment.)

         While the past 12 months have been profitable and the Fund has progressed on many fronts, this period has been more difficult for us and other value managers on a relative basis. Historically, periods of relative under-performance have been followed by more favorable times. We believe we are poised to re-enter a period of favorable relative returns.

         As I write this letter the market is experiencing a significant pull back. We believe this should set the stage for a more selective and value-oriented market. The current market volatility is allowing a good entry point for many new investments, and should represent a good bargain hunting opportunity. As such, we feel that now could be an opportune time to increase your position in the Fund.

                             MATRIX/LMH VALUE FUND

         If you would like to make any additional investments in the Fund, draw a check to The Matrix/LMH Value Fund, include your account number and send to The Matrix/LMH Value Fund, Inc., Post Office Box 641220, Cincinnati, Ohio 45264-1220. In addition, if you know of others who you think would be well served by the Fund, please ask them to call us at (800) 366-6223. Or they can request information from our website at matrixlmh.com. Thereafter, we will send a Fund prospectus, which they should read carefully before investing.

         If we can provide you with any additional information about the Fund, or you have questions on the enclosed, please do not hesitate to call.

         Best regards.

                                   Sincerely,

                                   /S/

                                   David A. Katz, CFA
                                   Chief Investment Officer


Annual Average Total Return
Period Ended June 30, 1998
      1 Year             12.56%
      5 Year             13.85%
      10 Year             9.66%


                LMH Fund   S & P 500 Index

30-Jun-88         10,000   10,000
30-Jun-89         12,046   12,005
30-Jun-90         11,555   14,013
30-Jun-91         10,730   15,063
30-Jun-92         11,919   17,070
30-Jun-93         13,147   19,397
30-Jun-94         12,826   19,668
30-Jun-95         15,451   24,807
30-Jun-96         18,111   31,237
30-Jun-97         22,361   42,081
30-Jun-98         25,170   54,760



Past performance is not predictive of future performance.

The  S&P  500  is  an  unmanaged   index  composed  of  500  common  stocks
representative of the stock market as a whole.

                             MATRIX/LMH VALUE FUND

                Capital Markets Commentary - Second Quarter 1998

     Overview

         "All that glitters is not gold."
                                    -- Universal Folk Wisdom

         This timeless good advice provides some much-needed caution about the current state of the stock market. Most factors that correlate with investment returns over the long term have been upside down for the past six months. It was a great quarter and first half for the very largest stocks and for high-flying stocks. The rest of the market had by and large poor results for the quarter. First half results have been positive, but certainly not in the realm of the performance of the largest stocks.

         This trend of disparate performance that we have been discussing for some time reached dramatic levels during the second quarter. A recently published study shows that in 1998 the low price to earnings stocks favored by Matrix and other Value investors has had its worst relative performance to high price-to-earnings stocks in the past 50 years! Conversely, high price-to-earnings stocks, a group which has historically lagged the overall market returns, had their best relative gains in the past half century.

         We strongly believe that this state of the market will not be sustained. When the 10 largest companies in the market sell for over 35 times earnings, then these stocks are being bought with total disregard for valuation. History has shown that when a company sells at an excessive valuation - no matter how good its underlying business - therein lies a recipe for disaster.

         Our Matrix/LMH Value Fund had slightly negative performance during the quarter, in line with the broad market. First-half performance has also been in line with the broad market. Nevertheless, we are certainly not pleased with it. Above all, however, we remain confident that we are pursuing the right long-term strategy for you and will be amply rewarded for staying the course.

         Looking ahead, we expect continued volatility for the overall stock market. In the not so distant future, we expect the current anomaly in the financial arena to end. At that point, the factors that have guided stock market returns in the past will again take hold.

     Fund Performance

         The Fund had a modest decline of -2.55% for the quarter, which was in line with the broader market. This resulted in a June 30th Net Asset Value of $32.90. Over the past six months, the Fund gained +6.61%, resulting in a +12.56% increase for the past 12 months.

         Over the past three months, the Fund had widely-diverging performance among its stocks in the portfolio. On the one hand, several stocks, such as Allergan Inc., Eastman Kodak, Fruit of the Loom, O'Sullivan Industries, Pharmacia & Upjohn, Shaw Industries and U.S. Surgical had solid gains. SLM Holdings, a new purchase during the quarter, enjoyed a significant upswing after initial weakness. Older positions such as Bausch & Lomb and Bristol-Myers Squibb also performed well.

                             MATRIX/LMH VALUE FUND

         On the other hand, stocks such as Circus Circus Enterprises, Lone Star Steakhouse, Olsten Corp., Sensormatic and SpaceLabs Medical declined during the quarter based on short-term uncertainty rather than a weakening of their long-term business prospects. We believe these declines have left these businesses selling at fire sale prices. As business prospects improve, as we fully expect they will, we look for sharp rebounds in each. We also saw negative volatility in new technology purchases such as Lam Research and Vishay Intertechnology, reflecting our early entrance into the arena of fallen technology stocks (more on this below).

         We successfully sold Fruit of the Loom, which had quickly reached its fair value, US Surgical, which was acquired by Tyco International, and The Sports Authority, in the wake of a buyout offer by Venator. We expect to continue to benefit from takeover activity over the next 12 to 18 months, as several of our stocks are acquisition candidates. Among this group are Allergan, American Stores*, Circus Circus, Cooper Tire, Foundation Health Systems, J.P. Morgan, Mark IV Industries, and Mellon Bank.

     Technology

         As the Asian crisis rolls on, the financial fallout continues to adversely impact the current earnings of a number of technology issues. The conventional wisdom as recently as 18 months ago was that these were hyper-growth companies not subject to cyclical fluctuations. Now, the market is valuing these businesses as if the current slowdown has no end in sight. Many of these stocks have been sold off with a vengeance. These fallen stocks currently sell as much as 50-70% below their all-time highs and at the low end of their historic valuation range.

         We have used this weakness to build positions in the technology group. Our focus has been on market leaders in selective niches with strong management very favorable long-term prospects and healthy balance sheets.

         Because technology stocks tend to be exceptionally volatile, both on the upside and the downside, we have started to build our exposure in this area gradually with smaller-than-usual purchases in a number of holdings. As prices become more attractive, or fundamentals show early signs of improving, we expect to increase our positions in a number of these stocks. Recent purchases include: Arrow Electronics, Lam Research, Motorola, and Vishay Intertechnology.

         These stocks are very much out of favor, and we have been early in our entrance into this group. However, history very clearly illustrates that the best time to purchase this group is during periods of uncertainty. These stocks tend to rebound 3-6 months prior to improvements in fundamentals, and often can move as much as 30 to 50% in these first few months of recovery. We believe that our timing will be well rewarded.

     Our New Address

         Effective August 1, the Fund and its advisor, Matrix Asset Advisors, have relocated to larger, brighter and, frankly, more client-friendly quarters. Our new address is 747 Third Avenue, 31st floor, New York, NY 10017. Our telephone and fax numbers as well as our E-mail address remain the same. We certainly hope that you visit us soon. However, housewarming gifts are not necessary.

     *Soon after the quarter ended, American Stores was acquired by Albertson's.

                             MATRIX/LMH VALUE FUND

         As is our custom, we follow this letter with pertinent thoughts about investing. This quarter we study mythology, specifically some of the myths and misconceptions about investing today.

              As always, please call at any time with any questions, concerns or observations. We all hope that you have a comfortable, relaxing and profitable summer.

                             MATRIX/LMH VALUE FUND

                              IDEAS ABOUT INVESTING

     A Quarterly Quest for Investing Enlightenment

         The ebullience of the equity markets during the past three-and-a-half years has convinced many that a new age of markets has arrived to stay. With that perception has come certain notions - what we would call the myths of the current market that need to be examined carefully and critically.

     Myth #1: The realities of the markets have changed. The fundamentals driving the markets during the past few years will continue unabated, and therefore so will performance.

         During every strong bull market, there are those who attribute its success to Fundamental changes in the business cycle, the economy or the laws of markets. Much the same is heard today. Inevitably, however, the economy is cyclical, with strong growth periods followed by slowdowns. Similarly the markets operate through cycles, some longer than others, but all variations on a theme.

         Certain factors peculiar to this bull market, such as the extraordinary amount of money that has and continues to flow into the stock market, might serve to extend and expand a bull market. However, these factors do not mean that cyclicality has ended or that the fundamental realities that control markets have changed. To believe otherwise is a risky conceit.

     Myth #2: All of that money flowing into the stock market represents a floor for the market that should be in place for the next 10-15 years. This too will assure strong market performance.

         What makes this a myth is the assumption that the money currently flowing into the stock market will automatically continue to do so during the foreseeable future. The flow of funds into the stock market results from the perception of easy, strong market returns, if the market turns choppy or down, that flow of funds could go into bonds, cash or hard assets.

         Futhermore, much of the money flowing into the market today is coming from foreign sources; reflecting short-term stability, liquidity and currency exchange issues. As these issues turn, substantial money could be pulled out of the market.

     Myth #3: There is nothing that can sink this market. Risk management is therefore an overrated concern.

         Recognize that all the economic considerations right now are favorable, and the markets are reacting accordingly. But the economy itself is dynamic, and its current success can be easily impacted by any number of factors.

         The factor or factors that will ultimately end this bull market cycle exist today, though they may not be on many radar screens. However, once they do impact the markets, in hindsight they will be perceived with crystal clarity. Let us remind ourselves that the often-discussed Asian crisis was a non-issue until it exploded in the late summer and fall of last year. The uniformly-favorable picture we have right now will change at some point.

                             MATRIX/LMH VALUE FUND

     Myth #4: Bigger is Safer. Investing in the largest companies is less risky.

         The recent market has certainly rewarded the largest stocks, which have benefited from indexing and have posted unprecedented relative returns. But that very success carries the seeds of future correction, and that growing likelihood represents a substantial risk.

         Simply stated, the great risk is in the implicit expectation of tremendous future earnings performance of these mega-companies. If earnings falter or even fail to meet increasingly high expectations, then investors will feel that valuations are unwarranted and prices will begin to fall. This is seen daily now, as companies post disappointing earnings. However, as a company gets increasingly expensive, that exposure to corrections becomes greater. As the saying goes, the bigger they are, the harder they fall.

                             MATRIX/LMH VALUE FUND

                                                     Schedule of
                                                     Investments                                    JUNE 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                     COMMON STOCKS (94.53%)
     SECURITY                                        SHARES                                                VALUE
-----------------------------------------------------------------------------------------------------------------------------------

     AUTO PARTS (2.59%)
        Mark IV Industries, Inc.                      12,000                                           $ 259,500
                                                                                                       ---------

     BANKS (5.33%)
        Mellon Bank Corp.                              4,800                                             334,200
        J.P. Morgan & Co.                              1,700                                             199,113
                                                                                                         -------
                                                                                                         533,313
                                                                                                         -------
     BEVERAGES (2.36%)
        Anheuser-Busch Companies, Inc.                 5,000                                             235,937
                                                                                                         -------

     COMPUTER SOFTWARE AND SERVICES (6.78%)
        BancTec, Inc.*                                15,500                                             358,437
        Electronic Data Sytems Corp.                   8,000                                             320,000
                                                                                                         -------
                                                                                                         678,437
                                                                                                         -------
     CONSUMER PRODUCTS (6.76%)
        Allergan, Inc.                                 8,000                                             371,000
        Allergan Specialty Therapeutics - Class A        400                                               4,100
        Bausch & Lomb, Inc.                            6,000                                             300,750
                                                                                                         -------
                                                                                                         675,850
                                                                                                         -------
     DRUGS (7.60%)
        Bristol-Myers Squibb Co.                       3,000                                             344,813
        Pharmacia & Upjohn, Inc.                       9,000                                             415,125
                                                                                                         -------
                                                                                                         759,938
                                                                                                         -------
     ELECTRONICS (3.43%)
        Arrow Electronics, Inc.                        8,000                                             174,000
        Vishay Intertechnology, Inc.                   9,450                                             169,509
                                                                                                         -------
                                                                                                         343,509
                                                                                                         -------
     ENTERTAINMENT / VIDEO / PUBLISHING: (0.54%)
        Carmike Cinemas, Inc.                          2,000                                              53,875
                                                                                                          ------

     FINANCIAL SERVICES: (2.94%)
        SLM Holding Corp.                              6,000                                             294,000
                                                                                                         -------

     FOOD PROCESSING (2.40%)
        Eskimo Pie Corp.                              19,000                                             239,875
                                                                                                         -------

                             MATRIX/LMH VALUE FUND

                                                     COMMON STOCKS, Continued
     SECURITY                                        SHARES                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
     FURNITURE (8.68%)
        O'Sullivan Industries*                        30,500                                           $ 427,000
        Shaw Industies, Inc.                          25,000                                             440,625
                                                                                                         -------
                                                                                                         867,625
                                                                                                         -------
     GROCERY (1.45%)
        American Stores Co.                            6,000                                             145,125
                                                                                                         -------

     HOTEL/GAMING (2.12%)
        Circus Circus Enterprises, Inc.               12,500                                             211,719
                                                                                                         -------

     HOUSEHOLD PRODUCTS (3.94%)
        Tupperware Corp.                              14,000                                             393,750
                                                                                                         -------

     INDUSTRIAL SERVICES (2.29%)
        Olsten Corp.                                  20,500                                             229,344
                                                                                                         -------

     MEDICAL SERVICES (2.89%)
        Aetna Inc.                                     3,800                                             289,275
                                                                                                         -------

     MEDICAL SUPPLIES (5.06%)
        Foundation Health Systems                      8,000                                             211,000
        SpaceLabs Medical, Inc.*                      17,600                                             294,800
                                                                                                         -------
                                                                                                         505,800
                                                                                                         -------
     PRECISION INSTRUMENTS (6.81%)
        Eastman Kodak Co.                              5,300                                             387,231
        Sensormatic Electronics Corp.                 21,000                                             294,000
                                                                                                         -------
                                                                                                         681,231
                                                                                                         -------
     RESTAURANTS (2.49%)
        Lone Star Steakhouse & Saloon                 18,000                                             248,625
                                                                                                         -------

     RETAIL - SPECIAL LINES (0.56%)
        Designs, Inc.*                                36,000                                              56,250
                                                                                                          ------

     SEMICONDUCTORS/CAPITAL EQUIPMENT: (1.53%)
        Lam Research Corp.                             8,000                                             153,000
                                                                                                         -------

     SHOES (1.11%)
        Reebok International Ltd.*                     4,000                                             110,750
                                                                                                         -------

                             MATRIX/LMH VALUE FUND


                                                     COMMON STOCKS, Continued
     SECURITY                                        SHARES                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
     TELECOMMUNICATIONS/EQUIPMENT: (1.58%)
        Motorola Inc.                                  3,000                                           $ 157,687
                                                                                                       ---------

     TELECOMMUNICATIONS SERVICES (4.88%)
        Frontier Corp.                                15,500                                             488,250
                                                                                                         -------

     TIRE AND RUBBER (2.47%)
        Cooper Tire & Rubber Co.                      12,000                                             247,500
                                                                                                         -------

     TOBACCO (3.23%)
        Philip Morris Co., Inc.                        8,200                                             322,875
                                                                                                         -------

     TOYS AND SCHOOL SUPPLIES (2.71%)
        Toys R Us                                     11,500                                             270,969
                                                                                                         -------


                                                     TOTAL COMMON STOCKS
                                                     (Cost $8,656,906)                                 9,454,009
                                                     -----------------------------------------------------------

     SHORT-TERM INVESTMENTS (5.91%)
-----------------------------------------------------------------------------------------------------------------------------------

        Gradison U.S. Government
          Reserves Fund                              100,000                                             100,000
        Star Treasury Fund                           491,242                                             491,242
                                                                                                         -------

                                                     TOTAL SHORT-TERM INVESTMENTS
                                                     (Cost $591,242)                                     591,242
                                                     -----------------------------------------------------------

                                                     TOTAL INVESTMENTS IN SECURITIES
                                                     (Cost $9,248,148)                                10,045,251
                                                     LIABILITIES LESS OTHER ASSETS (-0.44%)              (44,574)
                                                     -----------------------------------------------------------
                                                     TOTAL NET ASSETS                                $10,000,677
                                                     ===========================================================



        *Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

                             MATRIX/LMH VALUE FUND

                                                     Statement of
                                                     Assets and Liabilities                         JUNE 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                     ASSETS
     Investments in securities, at value:
        Common stocks (cost $8,656,906)......................................................        $ 9,454,009
        Short-term investments (cost $591,242)...............................................            591,242
        Cash.................................................................................            100,000
     Receivables:
        Dividends and interest...............................................................             16,384
        Fund shares sold.....................................................................                722
     Prepaid expenses........................................................................              1,632
                                                     -----------------------------------------------------------
                                                     TOTAL ASSETS                                     10,163,989
                                                     -----------------------------------------------------------
                                                     LIABILITIES
     Payables:
        Advisory fee.........................................................................              1,047
        Securities purchased.................................................................            139,432
     Accrued expenses........................................................................             22,833
                                                     -----------------------------------------------------------
                                                     TOTAL LIABILITIES                                   163,312
                                                     -----------------------------------------------------------
                                                     NET ASSETS                                      $10,000,677
                                                     ===========================================================
                                                     SOURCE OF NET ASSETS
     Capital
        Par value of 303,937 shares outstanding
           (30,000,000 shares authorized)
           at $.01 per share.................................................................        $     3,039
        Paid-in capital .....................................................................          8,988,904
                                                     -----------------------------------------------------------
        Total capital paid in on shares......................................................          8,991,943
        Undistributed net investment income..................................................             17,945
        Undistributed net realized gain on
           investment transactions...........................................................            193,686
        Unrealized appreciation of investments...............................................            797,103
                                                     -----------------------------------------------------------
                                                     NET ASSETS                                      $10,000,677
                                                     ===========================================================
                                                     NET ASSET VALUE PER SHARE
                                                     (Offering and Redemption Price)                 $     32.90
                                                     ===========================================================

     The accompanying notes to financial statements are an integral part of these statements.

                             MATRIX/LMH VALUE FUND

                                                                                                         FOR THE
                                                     Statement of                                      YEAR ENDED
                                                     Operations                                       JUNE 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT
                                                     INCOME
     Dividends...............................................................................          $ 133,015
     Interest................................................................................             21,984
                                                     -----------------------------------------------------------
                                                     TOTAL INCOME                                        154,999
                                                     -----------------------------------------------------------

                                                     EXPENSES
     Investment advisory fee.................................................................             92,091
     Transfer agent fee and expenses.........................................................             24,249
     Audit fees..............................................................................             21,327
     Custodian fee and expenses..............................................................              8,874
     Registration and filing fees............................................................              7,888
     Reports to shareholders ................................................................              4,546
     Miscellaneous...........................................................................              2,580
     Legal fees..............................................................................              2,276
     Insurance...............................................................................              2,000
                                                     -----------------------------------------------------------
                                                     TOTAL EXPENSES                                      165,831
                                                     LESS: Advisory fees waived                          (52,397)
                                                     -----------------------------------------------------------
                                                     NET EXPENSES                                        113,434
                                                     -----------------------------------------------------------
                                                     NET INVESTMENT INCOME                                41,565
                                                     -----------------------------------------------------------

                                                     REALIZED AND UNREALIZED
                                                     GAIN (LOSS) ON INVESTMENTS - NET
     Realized gain on investments - net......................................................          1,559,450
     Change in unrealized appreciation of investments - net..................................           (528,272)
                                                     -----------------------------------------------------------
                                                     GAIN ON INVESTMENTS - NET                         1,031,178
                                                     -----------------------------------------------------------
                                                     NET INCREASE IN NET ASSETS
                                                     RESULTING FROM OPERATIONS                        $1,072,743
                                                     ===========================================================

     The accompanying notes to financial statements are an integral part of these statements.

                             MATRIX/LMH VALUE FUND

                                                 Statement of Changes
                                                 in Net Assets                      FOR THE           FOR THE
                                                                                   YEAR ENDED        YEAR ENDED
                                                                                    JUNE 30,          JUNE 30,
                                                                                      1998              1997
-----------------------------------------------------------------------------------------------------------------------------------
     Net investment income................................................            $ 41,565          $ 33,748
     Realized gain on investments - net...................................           1,559,450         1,113,737
     Change in unrealized appreciation of investments - net...............            (528,272)          472,640
                                                     -----------------------------------------------------------
                                                     NET INCREASE IN
                                                     NET ASSETS RESULTING
                                                     FROM OPERATIONS                 1,072,743         1,620,125
                                                     -----------------------------------------------------------
                                                     DISTRIBUTIONS TO
                                                     SHAREHOLDERS
     Net investment income................................................             (49,806)          (97,339)
                                                     -----------------------------------------------------------
                                                     CAPITAL SHARE
                                                     TRANSACTIONS
     Shares sold .........................................................           2,678,341         1,607,377
     Shares issued in connection with reinvestment of dividends...........              49,203            94,160
     Shares redeemed......................................................          (2,285,586)       (1,336,436)
                                                     -----------------------------------------------------------
                                                     TOTAL                             441,958           365,101
                                                     -----------------------------------------------------------
                                                     TOTAL INCREASE
                                                     IN NET ASSETS                   1,464,895         1,887,887
     Net assets, beginning of year........................................           8,535,782         6,647,895
                                                     -----------------------------------------------------------

     Net assets, end of year (including undistributed
        net investment income of $17,945 and $26,186,
        respectively).....................................................         $10,000,677        $8,535,782
                                                     ===========================================================

                                                     CHANGES IN SHARES
                                                     OUTSTANDING
     Shares sold..........................................................              84,762            61,715
     Shares issued in connection with reinvestment of dividends...........               1,604             3,556
     Shares redeemed......................................................             (72,880)          (50,683)
                                                     -----------------------------------------------------------
                                                     INCREASE                           13,486            14,588
                                                     ===========================================================

     The accompanying notes to financial statements are an integral part of these statements.

                             MATRIX/LMH VALUE FUND

                                                 Notes to
                                                 Financial
                                                 Statements        JUNE 30, 1998
--------------------------------------------------------------------------------

                                                 NOTE 1 -
                                                 ORGANIZATION

     Matrix/LMH Value Fund (the "Fund"), formerly known as LMH Fund, Ltd., is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                                                 NOTE 2 -
                                                 SIGNIFICANT ACCOUNTING POLICIES

     The Fund consistently follows the accounting policies set forth below which are in conformity with generally accepted accounting principles.

     (a) Security Valuation
     Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

     (b) Federal Income Taxes
     The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

     (c) Portfolio Transactions
     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

     (d) Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                             MATRIX/LMH VALUE FUND

     (e) Other
     Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
                                                  NOTE 3 -
                                                  INVESTMENT ADVISORY FEE

     The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Matrix, formerly the Sub-Advisor, replaced Heine Management Group, Inc. ("Heine") as the Advisor on May 11, 1997. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the year ended June 30, 1998, Matrix waived $52,397 of its fee.

                                                  NOTE 4 -
                                                  INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds from sales of securities for the year ended June 30, 1998 were as follows:

                                                                                 Proceeds from
                                                                               Sales (Including
                                                        Purchases                 Maturities)
-----------------------------------------------------------------------------------------------------------------------------------
                  Common Stock and Bonds               $6,265,592                  $5,965,807
                  Short-term Obligations                7,680,614                   7,741,960

     At June 30, 1998, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes. Accordingly, the aggregate gross unrealized appreciation of investments over cost for federal income tax purposes was $1,559,817 and the aggregate gross unrealized depreciation was $762,714, or a net unrealized appreciation of $797,103.

                             MATRIX/LMH VALUE FUND

                                                      Financial Highlights
                                                     (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                           YEARS ENDED JUNE 30,
------------------------------------------------------------------------------------------------------------------------------------
                                                            1998       1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------------------

     Net asset value, beginning of year..............      $29.39      $24.10     $20.98      $17.78      $18.45
     Income from investment operations:
        Net investment income........................        0.14        0.10       0.47        0.46        0.34
        Net realized and unrealized gain
          (loss) on investments......................        3.54        5.52       3.12        3.13       (0.78)
                                                             ---------------------------------------------------
     Total from investment operations................        3.68        5.62       3.59        3.59       (0.44)
                                                             ---------------------------------------------------
     Less distributions:
        Dividends from net investment income.........       (0.17)      (0.33)     (0.47)      (0.39)      (0.23)
                                                             ---------------------------------------------------
     Total distributions.............................       (0.17)      (0.33)     (0.47)      (0.39)      (0.23)
                                                            ----------------------------------------------------
     Net asset value, end of year....................      $32.90      $29.39     $24.10      $20.98      $17.78
                                                           =====================================================

     Total return ...................................       12.56%      23.47%     17.16%      20.47%      (2.44%)

     Ratios/supplemental data:
     Net assets, end of year (millions)..............      $ 10.0       $ 8.5       $ 6.6      $ 6.0       $ 5.7
     Ratio of operating expenses to average net assets:
           Before expense reimbursement..............        1.80%       1.92%      1.84%       2.35%       2.51%
           After expense reimbursement...............        1.23%       1.42%      1.84%       2.35%       2.50%
     Ratio of net investment income (loss) to average net assets:
           Before expense reimbursement .............       (0.12)%     (0.06)%     2.01%       2.27%       1.79%
           After expense reimbursement ..............        0.45%       0.44%      2.01%       2.27%       1.80%
     Portfolio turnover rate ........................           68%        129%        57%         34%        46%

     The accompanying notes to financial statements are an integral part of these statements.

                              MATIX/LMH VALUE FUND
PRICE WATERHOUSE COOPERS
                                                     Report of
                                                     Independent Accountants
--------------------------------------------------------------------------------


     To the Board of Directors and
         Shareholders of the Matrix/LMH Value Fund

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Matrix/LMH Value Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.




     /S/PricewaterhouseCoopers LLP


     Minneapolis, Minnesota
     August 20, 1998

                               Board of Directors
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker
                                        o
                               Investment Advisor
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223
                                        o
                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202
                                        o
                                 Transfer Agent
                          American Data Services, Inc.
                                150 Motor Parkway
                               Hauppauge, NY 11788
                                 (800) 385-7003
                                        o
                                  Administrator
                  Investment Company Administration Corporation
                                        o
                             Independent Accountants
                           PricewaterhouseCoopers LLP
                                        o
                                  Legal Counsel
                      Swidler Berlin Shereff Friedman, LLP

     This report is intended for  shareholders  of the Fund and may not be used
      as  sales   literature   unless  preceded  or  accompanied  by  a  current
      prospectus.

      Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.